EXHIBIT 10.11
                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT, dated as of January 25, 2000 (this "Agreement"), by and among GOLDEN BOOKS PUBLISHING COMPANY, INC., a Delaware corporation ("Publishing"), GOLDEN BOOKS FAMILY ENTERTAINMENT, INC., a Delaware Corporation ("Parent"), and the Holders (as hereinafter defined) of Registrable Securities (as hereinafter defined) who are parties to this Agreement. For purposes of this Agreement, the term "Company" refers to (i) Publishing as it relates to the registration of Senior Notes, (ii) Parent, as it relates to the registration of Common Stock and Warrants and, (iii) each of Publishing and Parent, on a joint and several basis, for purposes of Section 9 of this Agreement.

     This Agreement is being entered into in accordance with the Plan (as hereinafter defined) in connection with the acquisition of Securities (as hereinafter defined) by certain holders named on the signature page to this Agreement pursuant to the Plan. To induce the holders of Registrable Securities (as hereinafter defined) to vote in favor of the Plan, the Company has undertaken to register the Registrable Securities under the Act (as hereinafter defined) and to take certain other actions with respect to the Registrable Securities. This Agreement sets forth the terms and conditions of such undertaking.

     The parties hereby agree as follows:

     1. DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

     "ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated hereunder.

     "APPROVED  UNDERWRITER"  has the  meaning  assigned to such term in Section
4(b).

     "APPROVED  UNDERWRITER  AMOUNT"  has the  meaning  assigned to such term in
Section 4(a).

     "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to close.

     "COMMON STOCK" means the Common Stock, $0.01 par value, of Parent, or any other capital stock of Parent into which such stock is reclassified or reconstituted.

     "COMPANY  UNDERWRITER"  has the  meaning  assigned  to such term in Section
5(a).

     "DISADVANTAGEOUS  CONDITION"  has the  meaning  assigned  to  such  term in
Section 3(f).

     "EFFECTIVE DATE" means the effective date of the Plan pursuant to the terms thereof.







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     "EFFECTIVENESS  PERIOD"  has the  meaning  assigned to such term in Section
3(d).

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

     "HOLDER" has the meaning assigned to such term in Section 2(b).

     "INDEMNIFIED PARTY" has the meaning assigned to such term in Section 9(c).

     "INDEMNIFYING PARTY" has the meaning assigned to such term in Section 9(c).

     "INITIAL  SHELF  REGISTRATION"  has the  meaning  assigned  to such term in
Section 3(a) hereof.

     "INITIATING HOLDERS" has the meaning assigned to such term in Section 4(a).

     "INSPECTOR" has the meaning assigned to such term in Section 7(a)(ix).

     "NASD" has the meaning assigned to such term in Section 7(a)(xv).

     "NASDAQ" has the meaning assigned to such term in Section 7(a)(xvii).

     "PERSON" means any individual, firm, corporation, company, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

     "PLAN" means the Joint Plan of Reorganization of Golden Books Family Entertainment, Inc., et al., under Chapter 11 of the United States Bankruptcy Code filed with the United States Bankruptcy Court for the Southern District of New York and confirmed by such court on September 24, 1999, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

     "REGISTRABLE SECURITIES" means, subject to Section 2(a), all securities in each of the following: (1) a class comprising (a) shares of Common Stock held as of the date hereof by the stockholders party hereto and (b) securities issued or issuable in respect of shares of Common Stock issued, issuable or held pursuant to clause (1)(a) above by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; (2) a class comprising (a) Senior Notes held as of the date hereof by the noteholders party hereto and (b) securities issued or issuable in respect of the Senior Notes issued, issuable or held pursuant to clause (2)(a) above by way of interest payments or otherwise; and (3) a class comprising (a) Warrants held as of the date hereof by the warrantholders party hereto and (b) securities issued or issuable in respect of the Warrant issued, issuable or held pursuant to clause (3)(a) above by way of exercise or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.



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     "REGISTRATION EXPENSES" has the meaning assigned to such term in Section 8.

     "REGISTRATION STATEMENT" shall mean any registration statement of the Company filed with the SEC in the appropriate form pursuant to the Act which covers any of the shares of Common Stock, the Senior Notes, the Warrants and any other Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

     "SEC" means the Securities and Exchange Commission.

     "SENIOR   NOTES"  means  the  10.75%  Senior  Secured  Notes  due  2004  of
Publishing.

     "SUBSEQUENT  SHELF  REGISTRATION"  has the meaning assigned to such term in
Section 3(b).

     "TOTAL SECURITIES" has the meaning assigned to such term in Section 5(a).

     "WARRANTS" means the Warrants to purchase shares of Common Stock of the Company at an exercise price of $23.03 per share of Common Stock.

     2.  SECURITIES SUBJECT TO THIS AGREEMENT.

     (a) REGISTRABLE SECURITIES. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective under the Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement, (ii) such securities have been sold to the public pursuant to, or are eligible for sale to the public without volume or manner of sale restrictions under, Rule 144(k) (or any similar provision then in force, but not Rule 144A) promulgated under the Act, (iii) such securities shall have been otherwise sold or transferred pursuant to an exemption from the registration requirements under the Act and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Act or any similar state law then in force, or (iv) all such Securities shall cease to be outstanding

     (b) HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a holder of Registrable Securities (a "HOLDER") whenever such Person (i) is a party to this Agreement (or a permitted transferee thereof who has agreed in writing to be bound by the terms of this Agreement) and (ii) owns Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.



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     3.  SHELF REGISTRATION UNDER THE ACT.

     (a) INITIAL SHELF REGISTRATION. The Company shall (i) prepare and cause to be filed with the SEC as soon as practicable, but not later than 75 days after the Effective Date a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Act (the "INITIAL SHELF REGISTRATION") covering all of the Registrable Securities and providing for the sale of the Registrable Securities by the Holders thereof and (ii) use its reasonable best efforts to have such Initial Shelf Registration declared effective by the SEC as promptly as practicable thereafter.

     (b) SUBSEQUENT SHELF REGISTRATIONS. If the Company determines to terminate the effectiveness of the Initial Shelf Registration prior to the end of the Effectiveness Period, then, subject to the provisions of this Agreement, prior to such termination the Company shall file, and shall use its reasonable best efforts to cause the SEC to declare effective, a subsequent Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Act (a "SUBSEQUENT SHELF REGISTRATION") covering all of the Registrable Securities then outstanding. The Subsequent Shelf Registration shall be filed by the Company at such time, subject to the provisions of this Agreement, prior to the termination of the effectiveness of the Initial Shelf Registration which is reasonably calculated to cause the Subsequent Shelf Registration to become effective on or prior to the date on which the effectiveness of the Initial Shelf Registration terminates.

     (c) AMENDMENTS TO INITIAL SHELF REGISTRATION OR SUBSEQUENT SHELF REGISTRATIONS. If the Initial Shelf Registration (except as provided in Section 3(b)) or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period for any reason (other than because of the sale of all of the Registrable Securities covered thereby or Registrable Securities cease to be outstanding), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof or take such other actions as may be necessary to reinstate the effectiveness thereof, and in any event shall, within 60 days of such cessation of effectiveness, either (i) amend such Initial Shelf Registration or Subsequent Shelf Registration in a manner reasonably calculated to obtain the withdrawal of the order suspending the effectiveness thereof, or
(ii) file a Subsequent Shelf Registration covering all Registrable Securities then outstanding. (Each of the Initial Shelf Registration and any Subsequent Shelf Registration filed pursuant to paragraph 3(b) or this paragraph 3(c) are referred to individually herein as a "Shelf Registration" and collectively as the "Shelf Registrations").

     (d) EFFECTIVENESS PERIOD. Subject to Section 3(f) hereof, the Company shall use its reasonable best efforts to keep the Shelf Registration (including the Initial Shelf Registration and/or any Subsequent Shelf Registration) continuously effective under the Act from the date on which the Initial Shelf Registration was declared effective by the SEC until such time when all Registrable Securities covered by the Initial Shelf Registration have been sold (the "Effectiveness Period"). If a Subsequent Shelf Registration is filed, pursuant to Section 3(b) or 3(c) hereof, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period after such effectiveness equal to the Effectiveness Period.



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     (e) SUPPLEMENTS  AND  AMENDMENTS.  The  Company  shall  file  one  or  more supplements or amendments to the Shelf Registration and the prospectus used in connection therewith if (i) required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, (ii) otherwise required by the SEC, or (iii) requested to do so in writing by any Holder of Registrable Securities to the extent necessary to include such Holder as a selling securityholder in such registration statement.

     (f) BLACKOUT PERIODS. With respect to a Shelf Registration filed or to be filed pursuant to Section 3 hereof, if a majority of the Board of Directors of the Company shall determine, in its good faith reasonable judgment, that to maintain the continued effectiveness of such Shelf Registration or to permit such Shelf Registration to become effective (or if a Subsequent Shelf Registration is otherwise required to be filed, to file such Shelf Registration) would be materially adverse to the Company's financial condition, business or operations or may require a disclosure that is not in the Company's best interests and that would be materially adverse to the Company (a "Disadvantageous Condition") in light of the existence, or in anticipation, of
(i) any acquisition or financing activity involving the Company, or any subsidiary of the Company, including a proposed public offering of debt or equity securities, (ii) an undisclosed material event, the public disclosure of which would have a material adverse effect on the Company, (iii) a proposed material transaction involving the Company or a substantial amount of its assets, or (iv) any other circumstance or condition the disclosure of which would materially disadvantage the Company), and the existence of which would render a Subsequent Shelf Registration to be filed, or renders any Shelf Registration then filed or effective, inadequate as failing to include material information, then the Company may, until Such Disadvantageous Condition no longer exists (but not with respect to more than one occasion or more than 90 days in the aggregate during any continuous 12-month period) cause such Shelf Registration to be withdrawn and/or cause the right of Holders to make dispositions of Registrable Securities pursuant to such Shelf Registration to be suspended, or, in the case of a Subsequent Shelf Registration that has not yet been filed, elect not to file Such Subsequent Shelf Registration; PROVIDED, HOWEVER, that the Company may not take any such action until the elapse of 120 days following the commencement of the Effectiveness Period; and PROVIDED, FURTHER, that the Company may not take any such action unless it simultaneously takes similar action with respect to any other Registration Statements of the Company that are then effective or that are contemplated or required to be filed. If the Company determines to take any action pursuant to the preceding sentence, the Company shall deliver a notice to each Holder of Registrable Securities covered or to be covered under such Shelf Registration, which indicates that the Shelf Registration is no longer effective or usable or will not be filed. Upon the receipt of any such notice, such Holders shall forthwith discontinue any sale of Registrable Securities pursuant to such Shelf Registration and any use of the prospectus contained in such Shelf Registration. If any Disadvantageous Condition shall cease to exist, the Company shall promptly notify any Holders who shall have ceased selling Registrable Securities pursuant to an effective Shelf Registration as a result of such Disadvantageous Condition, indicating such cessation and disclosing in reasonable detail the nature and outcome of such Disadvantageous Condition. The Company shall, if any Shelf Registration required to be filed or maintained under this Agreement has been withdrawn or not filed, file promptly, at such time as it in good faith reasonably deems the earliest practicable time, and shall use its reasonable best efforts to cause the SEC to declare effective, a new Shelf Registration covering the Registrable


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Securities  that were  covered by such  withdrawn  Shelf  Registration  or to be covered by such unfiled Shelf Registration.

     4.  UNDERWRITTEN OFFERINGS.

     (a) REQUEST FOR UNDERWRITING OFFERINGS. At any time, if one or more Holders holding at least 25% of the Registrable Securities covered by any Initial Shelf Registration or any Subsequent Shelf Registration ("INITIATING HOLDERS") so elect, an offering of Registrable Securities pursuant to such Initial Shelf Registration or Subsequent Shelf Registration may be effected on no more than three (3) occasions in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 4(b). Upon the receipt of a written request for an underwritten offering, the Company shall promptly take such steps as are necessary or appropriate to prepare for such offering. Promptly, but in no event later than ten (10) days after the receipt of such written request for an underwritten offering, the Company shall give written notice thereof to all other Holders and include in such underwriting all Registrable Securities held by any Holder from whom the Company has received a written request for inclusion therein. In such event, the Company shall use its reasonable best efforts to include all Registrable Securities of such class requested by the Holders to be included in such offering. Such offering shall include any securities requested by the Company to be included in such registration to the extent permitted herein. Notwithstanding the foregoing sentence, if the Approved Underwriter advises the Company and the Holders in writing that, in its opinion, the aggregate amount of such Registrable Securities requested to be included by the Holders in such offering (including those securities requested by the Company to be included in such underwritten offering) is sufficiently large to have an adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Approved Underwriter may be sold without any such adverse effect on the success of such offering (the "APPROVED UNDERWRITER AMOUNT"), and (i) if the number of Registrable Securities to be included in such registration is greater than the Approved Underwriter Amount, then each Holder shall be entitled to have included in such registration Registrable Securities of such class equal to its pro rata portion of the Approved Underwriter Amount, based on the amounts of Registrable Securities of such class sought to be sold by the Holders in their requests for participation in the underwritten offering, and the Company and any Person who is not a Holder shall not be entitled to include any securities therein, and (ii) to the extent that the number of Registrable Securities of such class to be included by the Holders is less than the Approved Underwriter Amount, securities that the Company and any Person who is not a Holder proposes to register may also be included with such priority as the Company may in its discretion consider appropriate.

     If, as a result of the pro-ration provision of this Section 4(a), any Holder shall not be entitled to include in a registration all Registrable Securities of such class that such Holder has requested to be included, such Holder may elect to withdraw its request to include Registrable Securities of such class in such registration or may reduce the number requested to be included; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal or reduction shall be irrevocable. Notwithstanding the foregoing, if by the withdrawal


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of such Registrable  Securities a greater number of Registrable  Securities held by other Holders may be included in such underwriting (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all
participating   Holders  who  have  included   Registrable   Securities  in  the
underwritten offering the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this
Section 4(a).

     The Company shall cooperate with the Holders in order to facilitate communications among such Holders solely for the purpose of obtaining the consent of sufficient Holders to request an underwritten offering pursuant to this Section 4, including, without limitation, by providing a list of stockholders of the Company with their respective ownership of Registrable Securities and contact information, which shall be used solely for purposes of this Agreement.

     (b) SELECTION OF UNDERWRITERS. If any offering pursuant to an Initial Shelf Registration or a Subsequent Shelf Registration is in the form of an underwritten offering, the majority of the Initiating Holders shall (i) select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the "APPROVED UNDERWRITER"); provided, that such underwriter shall be reasonably satisfactory to the Company, and (ii) the Company and the Holders shall enter into an underwriting agreement in customary form reasonably satisfactory to the Company with the Approved Underwriter.

     (c) EFFECTIVE UNDERWRITTEN OFFERING. An underwritten offering requested by the Holders pursuant to Section 4(a) hereof shall not count as one of the three
(3) underwritten offerings to which the Holders are entitled under Section 4(a) unless (i) all of the Registrable Securities requested to be included in the underwritten offering are so included and sold pursuant to such underwritten offering or (ii) Registrable Securities in an amount equal to the Approved Underwriter Amount is included and sold pursuant to such underwritten offering; provided that the Approved Underwriter Amount include not less than 75% of all Registrable Securities requested to be included in such underwritten offering.

     5.  PIGGY-BACK REGISTRATION

     (a) PIGGY-BACK RIGHTS. If the Company proposes to file a registration statement under the Act with respect to an offering by the Company for its own account of any class of security (other than a registration statement on Form S-4 or S-8 or any successor form) under the Act, then the Company shall give written notice of such proposed filing to each of the Holders, which notice shall be delivered as soon as practicable (but in no event fewer than 15 business days before the anticipated filing date or 10 business days if the Company is subject to the filing requirements of the Exchange Act and eligible to use Form S-3 (or F-3) under the Act) and shall describe in reasonable detail the proposed registration and intended method of distribution and offer such Holders the opportunity to register the number of Registrable Securities as each such Holder may request. The Company shall use its reasonable best efforts to permit the Holders who have requested to participate in the registration for such offering within twenty (20) days of the delivery of notice provided for in the preceding sentence to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. Notwithstanding the foregoing, if such registration involves an underwritten offering and the managing underwriters or underwriters (the


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"COMPANY  UNDERWRITER")  shall advise the Holders of  Registrable  Securities in writing that, in its opinion, the total amount of securities requested to be included in such offering (the "TOTAL SECURITIES") is sufficiently large so as to have an adverse effect on the success of the distribution of the Total
Securities, then the Company shall include in such registration, first, all securities that the Company proposed to register for its own account, second, all securities requested to be registered by the Holders, pro rata among such Holders (based upon the number of Registrable Securities which each such Holder requested to be included in such registration), and third, all other securities proposed to be registered, in each case, to the extent of the number of securities which the Company is so advised can be sold in (or during the time of) such offering without having such adverse effect.

     (b) PRIORITY OF REGISTRATIONS. If the Company proposes to register securities for its own account or for the account of any selling stockholder at a time when Holders have requested an underwritten offering pursuant to Section 4 hereof, then the underwritten offering requested pursuant to Section 4 hereof shall be given priority.

     (c) EXPENSES.   The  Company  shall  bear  all  Registration   Expenses  in
connection with any  registration  pursuant to this Section 5 in accordance with
Section 8.

     (d) CONDITIONS AND LIMITATIONS ON PIGGYBACK REGISTRATIONS. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to all Holders of Registrable Securities and, (i) in the case of a determination not to register, shall be relieved of its obligation to register the Registrable Securities in connection with such abandoned registration and (ii) in the case of a determination to delay the registration of its securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other securities.

     Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this
Section 5 by giving written notice to the Company of its request to withdraw; PROVIDED, HOWEVER, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

     6.  HOLDBACK AGREEMENTS.

     (a) RESTRICTIONS ON PUBLIC SALE BY HOLDERS. Each Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 4 or Section 5 agrees not to effect any public sale or distribution of any Registrable Securities being registered or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Act, during a period of not more than one hundred and twenty (120 days (which period, in any case, shall not exceed the applicable period under Section 6(b)) commencing on the effective date of such piggyback registration or underwritten offering pursuant


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to  Section  4  hereof  (except  as  part of such  registration)  (the  "Lock-Up
Period"), as may be requested by the Approved Underwriter or the Company Underwriter, in the case of an underwritten public offering; PROVIDED, HOWEVER, that if any other holder of securities of the Company shall be subject to a shorter period, then the Lock-Up Period shall be such shorter period. Each Holder also agrees that during the Lock-Up Period, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities held by it at any time during such period (except Registrable Securities included in such registration).

     (b) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company agrees not to effect any public sale or distribution of any Registrable Securities for its own account (except pursuant to registrations on Form S-4 or S-8 or any successor form under the Act) during a period of not more than ninety (90) days commencing on the effective date of any registration statement in which the Holders are participating, as may be reasonably requested by the Approved Underwriter or the Company Underwriter (except for securities being sold by the Company for its own account under such registration statement).

     7.  REGISTRATION PROCEDURES.

     (a) OBLIGATIONS  OF  THE  COMPANY.  Whenever  registration  of  Registrable
Securities is required pursuant to Section 3, 4 or 5 of this Agreement, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

         (i)   prepare and file with the SEC (in any event not later than ninety
(90) Days after receipt of a request to file a registration statement with respect to Registrable Securities, or with respect to the Initial Shelf Registration not later than sixty (60) days after the Effective Date) a registration statement on any form on which the Company then qualifies, which counsel for the Company shall deem appropriate and pursuant to which such offering may be made in accordance with the intended method of distribution thereof (except that the registration statement shall contain such information required to be included in a registration statement on Form S-1 as may reasonably be requested for marketing or other purposes by the Approved Underwriter or the Company Underwriter), and use its reasonable best efforts to cause any Shelf Registration requested hereunder to become effective as soon as reasonably practicable after the initial filing thereof (and in any event not later than seventy-five (75) days thereafter), subject to the provisions of
Section 4(f) and Section 5(d) of this Agreement;

         (ii) notify each seller of Registrable Securities under any registration statement of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

         (iii) prepare and file with the SEC such amendments, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Act; and comply with the provisions of the Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such prospectus as so supplemented;

         (iv) as soon as reasonably possible, furnish to each seller of Registrable Securities to be included in a registration statement, prior to filing a registration statement or any supplement or amendment thereto, copies of such registration statement, supplement or amendment as it is proposed to be filed, and after such filing such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

         (v) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in each such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long, as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7(a)(v), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction;

         (vi) use its reasonable best efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the sellers of such Registrable Securities to consummate the disposition of such Registrable Securities;

         (vii) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Act upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus so that, after delivery of such supplement or amendment to the purchasers of such Registrable Securities, such prospectus, as so amended or supplemented, shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

         (viii) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as may be reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

         (ix) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any seller or underwriter (each, an "Inspector" and, collectively, the "INSPECTORS"), all financial and other books and records, pertinent corporate documents and properties of the Company and any subsidiaries thereof as shall be reasonably necessary to enable them to exercise their due diligence responsibility under the Act, and cause the Company's and any subsidiaries' officers, directors and employees, and counsel to the Company and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement;

         (x) if requested by any underwriter of Registrable Securities, obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters, as the managing underwriter may reasonably request;

         (xi) if requested by any underwriter of Registrable Securities, furnish on the date such securities are delivered to the underwriters for sale pursuant to such registration, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, covering such legal matters with respect to the registration in respect of which such opinion is being given as such underwriter may reasonably request and as are customarily included in such opinions;

         (xii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen
(15) months after the effective date of the registration statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder;

         (xiii) keep a single representative of the sellers of each class of Registrable Securities (appointed by the Holders of a majority of the respective classes of Registrable Securities in the registration) advised as to the initiation and progress of any registration under Section 3, 4 or 5 hereunder;

         (xiv) provide officers' certificates and other customary closing documents;

         (xv) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and underwriters' counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD");

         (xvi) cause appropriate officers as are requested by an Approved Underwriter or a Company Underwriter to participate in a "road show" or similar marketing effort being conducted by such underwriter with respect to an underwritten offering pursuant to a Shelf Registration or underwritten piggyback registration including Registrable Securities;

         (xvii) use its reasonable best efforts to cause all such Registrable Securities (other than the Warrants) to be listed on each securities exchange on which similar securities issued by the Company are then listed and, with respect to Registrable Securities constituting Common Stock, if no such securities are so listed, to use its reasonable best efforts to cause such Registrable Securities to be listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market ("NASDAQ") and, if listed on Nasdaq, use its reasonable best efforts to (A) secure designation of all such Registrable Securities as a Nasdaq "national market system security" within the meaning of Rule 11 Aa2-1 under the Exchange Act and (B) cause such Registrable Securities to be listed on the Nasdaq National Market or, failing that, to secure Nasdaq authorization for such Registrable Securities; and

         (xviii) use its reasonable best efforts to take all other actions necessary to effect the registration of the Registrable Securities contemplated hereby.

     (b) SELLER INFORMATION. The Company may require as a condition precedent of the Company's obligations tinder this Section 7 that each seller of Registrable Securities as to which any registration is being effected furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing.

     (c) NOTICE TO DISCONTINUE. Each Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to Sections 3, 4 or 5 agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 7(a)(vii), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7(a)(vii) and, if so directed by the Company in the case of an event described in Section 7(a)(vii), such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 7(a)(ii) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 7(a)(vii) to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus contemplated by, and meeting the requirements of, Section 7(a)(vii).

     8. REGISTRATION EXPENSES. The Company shall pay all of the expenses (other than underwriting discounts and commissions) arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (a) SEC, stock exchange and NASD registration and filing fees, (b) all fees and expenses incurred in connection with complying with securities or blue sky laws (including, without limitation, reasonable fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits required in connection with any registration) and (e) the reasonable fees, charges and disbursements of any special experts retained by the Company in connection with any registration pursuant to the terms of this Agreement, regardless of whether the registration statement filed in connection with such registration is declared effective. The Company shall also pay the reasonable fees, charges and disbursements of a single counsel to all of the Holders participating in any requested underwritten offering pursuant to Section 4 hereof. All of the expenses described in this
Section 8 are referred to in this Agreement as "REGISTRATION EXPENSES". Notwithstanding the foregoing provisions of this Section 8, in connection with any registration or underwritten offering hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions, all expenses of counsel (except as set forth in the preceding sentence) and experts retained by such Holder, and any capital gains, income or transfer taxes, if any, attributable to the sale of such Registrable Securities (pro rata in the case of payments of discounts and commissions in accordance with the number of shares sold in the offering).

     9.  INDEMNIFICATION; CONTRIBUTION.

     (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless to the full extent permitted by law each Holder, its directors, officers, partners, employees, advisors and agents, and each Person who controls (within the meaning of the Act or the Exchange Act) such Holder, from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable costs of investigation and fees, disbursements and other charges of counsel) or other liabilities resulting from or arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus (as amended or supplemented) or any document incorporated by reference in any of the foregoing or resulting from or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made), not misleading, except insofar as the same are caused by or contained in any material information furnished in writing to the Company by such Holder expressly for use therein. The Company shall also indemnify any underwriters of the Registrable Securities, their officers, directors and employees, and each Person who controls any such underwriter (within the meaning of the Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

     (b) INDEMNIFICATION BY HOLDERS. In connection with any proposed registration in which a Holder is participating pursuant to Section 3, 4 or 5 hereof, each such Holder shall furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any registration statement or prospectus or preliminary prospectus to be used in connection with such registration and each Holder agrees to indemnify and hold harmless the Company, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls (within the meaning of the Act and the Exchange Act) the Company or such underwriter to the same extent as the foregoing indemnity from the Company to the Holders (subject to the exceptions set forth in the foregoing indemnity, the proviso to this sentence and applicable law), but only with respect to any such information furnished in writing by such Holder expressly for use therein; provided, however, that the liability of any Holder under this Section 9(b) shall be limited to the amount of the net proceeds received by such Holder in the offering giving rise to such liability.

     (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder (the "INDEMNIFIED PARTY") agrees to give prompt written notice to the indemnifying party (the "INDEMNIFYING PARTY") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided that, the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless such Indemnifying Party is materially prejudiced by such failure. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same,
(ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment, or
(iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct; PROVIDED, HOWEVER, that the Indemnifying Party shall only have to pay the fees and expenses of one firm of counsel for all Indemnified Parties in each jurisdiction. In the case of clause
(ii) and (iii) above, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any Indemnified Party. The rights afforded to any

Indemnified Party hereunder shall be in addition to any rights that such Indemnified Party may have at common law, by separate agreement or otherwise.

     (d) CONTRIBUTION. If the indemnification provided for in Section 9 from the Indemnifying Party is unavailable to an Indemnified Party in respect of any losses, claims, damages, expenses or other liabilities referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, expenses or other liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party's and Indemnified Party's relative intent, knowledge, access to information and opportunity to correct or prevent such action; PROVIDED, HOWEVER, that the liability of any Holder under this
Section 9(d) shall be limited to the amount of the net proceeds received by such Holder in the offering giving rise to such liability. The amount paid or payable by a party as a result of the losses, claims, damages, expenses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 9(a), 9(b) and 9(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution pursuant to this Section 9(d).

     10. RULE 144; OTHER EXEMPTIONS. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company covenants that it shall file in a timely manner all reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and that it shall take such further action as each Holder may reasonably request (including, but not limited to, providing any information necessary to comply with Rules 144 and 144A (if available with respect to resales of the Registrable Securities) under the Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by (i) Rule 144 or Rule 144A (if available with respect to resales of the Registrable Securities) under the Act, as such rules may be amended from time to time, or (ii) any other rules or regulations now existing or hereafter adopted by the SEC.

     11. CERTAIN LIMITATIONS ON REGISTRATION RIGHTS. In the case of a registration under Section 5, if the Company has determined to enter into an underwriting agreement in connection therewith, no Holder may participate in such registration unless such Holder (a) agrees to sell such Holder's securities on the basis provided therein and (b) completes and executes all questionnaires, powers-of-attorney, custody agreements, indemnities, lock-up agreements, underwriting agreements and other documents required under the terms of such underwriting agreement.

     12. MISCELLANEOUS.

     (a) TERMINATION. This Agreement shall terminate at such time when no Registrable Securities are outstanding.

     (b) NO INCONSISTENT AGREEMENTS; OTHER REGISTRATION RIGHTS. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement other than any lock-up agreement with the underwriters in connection with an underwritten offering pursuant to which the Company agrees, for a period not in excess of one hundred eighty (180) days, not to register for sale, and not to sell or otherwise dispose of, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock. The Company shall not grant any other contractual registration rights in respect of the Common Stock which would be inconsistent with the registration rights provided under this Agreement.

     (c) REMEDIES. The Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

     (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions of such section may not be given, unless the Company has obtained the prior written consent of Holders holding at least 51% of each class of the Registrable Securities or, with respect to Sections 3(a), 3(b), 3(d), 4(a), 12(b) and 12(d) of this Agreement, Holders holding at least 66 2/3% of each class of the Registrable Securities.

     (e) NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                 (i)    if to the Company:

                        Golden Books Publishing Company, Inc.
                        888 Seventh Avenue
                        New York, New York  10106-4100
                        Attention:  Philip Galanes, General Counsel
                        Telephone Number:  (212) 547-4466
                        Facsimile Number:  (212) 547-6771
                        or, as applicable:

                        Golden Books Family Entertainment, Inc.
                        888 Seventh Avenue
                        New York, New York 10106-4100
                        Attention:  Philip Galanes, General Counsel
                        Telephone Number:  (212) 547-4466
                        Facsimile Number:  (212) 547-6771

                 (ii)  if to Holders:

                       at the address set forth in the Company's records.

     Each such notice, request or other communication will be effective (a) if given by certified mail, 96 hours after such communication is deposited in the mails with certified postage prepaid addressed as aforesaid, (b) one Business Day after being furnished to a nationally recognized overnight courier for next Business Day delivery, and (c) on the date sent if sent by electronic facsimile transmission, receipt confirmed followed by a hard copy by mail.

     (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto; provided, however, that the registration rights of the Holders and the other obligations of the Company contained in this Agreement shall, with respect to any Registrable Security, be automatically transferred from a Holder to any subsequent holder of such Registrable Security so long as such security is a Registrable Security. Notwithstanding any transfer of such rights, all of the obligations of the Company hereunder shall survive any such transfer and shall continue to inure to the benefit of all transferees.

     (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (i) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such State.

     (j) JURISDICTION. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 12(e), such service to become effective 10 days after such mailing.

     (k) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

     (l) RULES OF CONSTRUCTION. Unless the context otherwise requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement.

     (m) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings in respect of the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (n) INTERPRETATION. This Agreement is the result of arms-length negotiations between the parties hereto and has been prepared jointly by the parties. In applying and interpreting the provisions of this Agreement, there shall be no presumption that the Agreement was prepared by any one party or that the Agreement shall be construed in favor of or against any one party.

     (o) FURTHER ASSURANCES. Each of the parties shall execute such, documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized on the date first above written.

                        GOLDEN BOOKS PUBLISHING
                        COMPANY, INC.


                        By: /s/
                            -------------------------------------
                            Name:   Philip Galares
                            Title:  Secretary


                        GOLDEN BOOKS FAMILY
                        ENTERTAINMENT, INC.


                        By: /s/
                            -------------------------------------
                            Name:   Philip Galares
                            Title:  Secretary


                        HOLDERS: BENNETT RESTRUCTURING FUND, L.P.


                        [   /s/
                         ----------------------------------------
                        By: Restructuring Capital Associates, L.P.
                            its General Partner


                        By: /s/  BENNETT CAPITAL CORPORATION,
                            -------------------------------------
                        Its General Partner
                            Name:   James D. Bennett
                            Title:] President

                        BENNETT OFFSHORE RESTRUCTURING FUND, INC.


                        [   JAMES D. BENNETT
                         ----------------------------------------

                        By:
                            -------------------------------------
                            Name:   James D. Bennett
                            Title:] Director

                        [
                         ----------------------------------------


                        By:
                            -------------------------------------
                            Name:
                            Title:]

                        [
                         ----------------------------------------

                        By:
                            -------------------------------------
                            Name:
                            Title:]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized on the date first above written.

                        GOLDEN BOOKS PUBLISHING
                        COMPANY, INC.


                        By:
                            -------------------------------------
                            Name:
                            Title:


                        GOLDEN BOOKS FAMILY
                        ENTERTAINMENT, INC.


                        By:
                            -------------------------------------
                            Name:
                            Title:

                               HOLDERS

                               PRINCIPAL LIFE INSURANCE COMPANY

                               By: Principal Capital Management, LLC, a Delaware
                                   limited liability company, its authorized
                                   signatory

By: DEBRA SVOBODA EPP          By: /s/
    ------------------------       ---------------------------------------
    Name:  Debra Svoboda Epp       Name: CHRISTOPHER J. HENDERSON, Counsel
    Title:  Counsel                Title:]

                               [   /s/  JAMES D. BENNETT
                                ------------------------------------------

                               BENNETT RESTRUCTURING FUND, L.P.
                               By: Restructuring Capital Associates, its General
                                   Partner

                               By: Bennett Capital Corporation, its General
                                   Partner

                               By: ---------------------------------------
                                   Name:
                                   Title:]

                            BENNETT OFFSHORE RESTRUCTURING FUND, INC.

                            [
                             ----------------------------------------


                            BY: /s/  JAMES D. BENNETT
                                -------------------------------------
                                Name:  James D. Bennett
                                Title:]  Director